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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        February 21, 2001
                                                  -----------------------------



                                PACER TECHNOLOGY
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               (Exact Name of Registrant as Specified in Charter)


         California                     0-8864                 77-0080305
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  (State or other jurisdiction       (Commission            (I.R.S. Employer
of incorporation or organization)    File Number)        Identification Number)



9420 Santa Anita Avenue, Rancho Cucamonga, California             91730
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code       (909) 987-0550
                                                    ------------------------


                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

         Effective February 21, 2001 Richard S. Kay was appointed as a member and as Chairman of the Board of Directors of the Company. As Chairman of the Board, Mr. Kay also is assuming full time management responsibilities at Pacer. Mr. E.T. Gravette, who had served as Chairman of the Board for the past year, will continue to serve as a Director of the Company. Mr. Kay's appointment as a member and Chairman of the Board was approved by unanimous vote of the Company's Board of Directors.

         The Company issued a press release on February 26, 2001 announcing Mr. Kay's appointment as Chairman. A copy of that press releases is attached as
Exhibit 99.1 to this Report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                  Not Applicable

         (b)      Pro Forma Financial Statements.

                  Not Applicable

         (c)      Exhibits.

                    99.1 February 26, 2001 Press Release regarding appointment of Richard S. Kay as Pacer Technology's new Chairman of the Board.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PACER TECHNOLOGY



Date:  February 26, 2001                 By:  /s/  LAURENCE HUFF
                                              ----------------------------------
                                              Laurence Huff, Chief Financial
                                              Officer


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                                INDEX TO EXHIBITS


Exhibit No.
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   99.1       February 26, 2001 Press Release regarding appointment of Richard
              S. Kay as Pacer Technology's new Chairman of the Board.